LAZARD ALTERNATIVE STRATEGIES FUND, L.L.C.
                          C/O LAZARD ALTERNATIVES, LLC
                        30 ROCKEFELLER PLAZA, 58TH FLOOR
                               NEW YORK, NY 10112

                          NOTICE OF MEETING OF MEMBERS
                         TO BE HELD ON JANUARY 28, 2004

To the Members:

         A Meeting (the "Meeting") of the members ("Members") of Lazard Alternative Strategies Fund, L.L.C. (the "Company") will be held on January 28, 2004, at 9:00 a.m. (Eastern time) at the offices of Lazard Asset Management LLC, 30 Rockefeller Plaza, 58th Floor, New York, NY 10112.

         The Meeting is called for the following purposes:

         (1) to elect five persons to serve as members of the Board of Managers of the Company; and

         (2) to transact such other business as may properly come before the Meeting.

         The first item is discussed in greater detail in the accompanying Proxy Statement.

         You may vote at the Meeting if you are a Member of record of the Company as of the close of business on November 17, 2003. If you attend the Meeting, you may vote in person. Members who do not expect to attend the Meeting are urged to mark, sign, date and return a proxy card as soon as possible in the enclosed postage-paid envelope. Signed but unmarked proxy cards will be counted in determining whether a quorum is present and will be voted for the nominees.

         The Company will furnish, without charge, a copy of the Company's most recent annual report to Members upon request. Please call Herbert Bracy at PFPC, Inc. at 302-791-2595 to request a copy of this report.

         If you have any questions, please call your account representative.


By Order of the
Board of Managers

/s/ Michael S. Rome
-------------------
Michael S. Rome
Principal Manager
December 29, 2003

Each Member's vote is important. The Meeting of Members will have to be adjourned without conducting any business if less than a quorum is represented. In that event, the Company would continue to solicit votes in an attempt to achieve a quorum.

YOUR VOTE COULD BE CRITICAL TO ENABLE THE COMPANY TO HOLD THE MEETING AS SCHEDULED, SO PLEASE MARK, SIGN, DATE AND RETURN YOUR PROXY CARD AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                   LAZARD ALTERNATIVE STRATEGIES FUND, L.L.C.
                          C/O LAZARD ALTERNATIVES, LLC
                        30 ROCKEFELLER PLAZA, 58TH FLOOR
                               NEW YORK, NY 10112
                             TELEPHONE: 212-632-1584

                               MEETING OF MEMBERS
                         To Be Held on January 28, 2004



--------------------------------------------------------------------------------
                                 PROXY STATEMENT
--------------------------------------------------------------------------------


         This Proxy Statement is being furnished to members (each, a "Member" and, collectively, "Members") of Lazard Alternative Strategies Fund, L.L.C. (the "Company") by the Board of Managers of the Company (the "Board"). The Board is requesting your proxy for use at a Meeting of Members (the "Meeting") to be held at the offices of Lazard Asset Management LLC, 30 Rockefeller Plaza, 58th Floor, New York, NY 10112, on January 28, 2004, beginning at 9:00 a.m. (Eastern time). Your proxy may also be voted at any adjournment of the Meeting.

         In addition to soliciting proxies by mail, officers of the Company and officers and employees of the Company's investment adviser, Lazard Alternatives, LLC, and the Company's administrator, PFPC Inc., may solicit proxies by telephone, telegraph or in person, without special compensation. The Company will bear the expense of the Meeting, including the costs of solicitation and the expenses of preparing, printing and mailing this Proxy Statement and its enclosures.

         At the Meeting, Members will vote on a proposal to elect John J. Burke, Lawrence Kudlow, Leon M. Pollack, Richard Reiss and Michael S. Rome to serve as members of the Board. The qualifications of the aforementioned individuals are described below.

         If you properly execute and return the enclosed proxy card in time to be voted at the Meeting, your interest in the Company will be voted in accordance with the instructions marked on the proxy card. Unless instructions to the contrary are marked, proxies will be voted FOR the election of the individual to serve as a member of the Board.

         If a quorum is not present at the Meeting, or if a quorum is present but sufficient votes to approve the proposal are not received, the persons named as proxies may propose an adjournment of the Meeting to permit further solicitation of proxies. A vote may be taken on the proposal prior to such an adjournment if sufficient votes have been received. An adjournment will require the affirmative vote of the holders of a majority of the Member interests in the Company present at the Meeting in person or by proxy and entitled to vote. Under the limited liability company agreement of the Company, the presence in person or by proxy of Members holding a majority of the total number of votes eligible to be cast by all Members as of the record date will constitute a quorum at the Meeting.

         The close of business on November 17, 2003 has been fixed as the record date (the "Record Date") for the determination of Members entitled to notice of and to vote at the Meeting and any adjournment.

         Each Member is entitled to cast a number of votes equivalent to such Member's investment percentage(1) as of the Record Date. As of the close of business on the Record Date, the total of the capital accounts of all Members was $75,421,600.

         This Proxy Statement is first being mailed to Members on or about December 30, 2003.

         THE COMPANY'S MOST RECENT ANNUAL REPORT TO MEMBERS IS AVAILABLE UPON REQUEST, WITHOUT CHARGE, BY CALLING 302-791-2595.

         AS OF THE RECORD DATE, THERE WERE NO MEMBERS OWNING OF RECORD OR KNOWN BY THE COMPANY TO OWN BENEFICIALLY 5% OR MORE OF THE OUTSTANDING INTERESTS IN THE COMPANY, EXCEPT FOR LAZARD DIVERSIFIED STRATEGIES FUND, LTD. ("DIVERSIFIED STRATEGIES"), AN INVESTMENT COMPANY INCORPORATED WITH LIMITED LIABILITY UNDER THE LAWS OF THE CAYMAN ISLANDS AS AN EXEMPTED COMPANY. DIVERSIFIED STRATEGIES IS A "FEEDER FUND" THAT INVESTS SUBSTANTIALLY ALL ITS ASSETS IN THE COMPANY. NONE OF THE MANAGERS HOLDS ANY OUTSTANDING INTERESTS IN THE COMPANY. AS OF THE RECORD DATE, AN AFFILIATE OF LAZARD ALTERNATIVES, LLC (THE "ADVISER"), THE INVESTMENT ADVISER OF THE COMPANY, MAY HAVE THE AUTHORITY TO VOTE A SIGNIFICANT PERCENTAGE OF THE COMPANY'S OUTSTANDING INTERESTS. PURSUANT TO A MASTER/FEEDER AGREEMENT BETWEEN THE COMPANY AND DIVERSIFIED STRATEGIES, DIVERSIFIED STRATEGIES WILL EITHER SEEK INSTRUCTIONS FROM ITS SHAREHOLDERS WITH REGARD TO VOTING PROXIES ON THE PROPOSALS DESCRIBED BELOW, AND VOTE PROXIES ONLY IN ACCORDANCE WITH SUCH INSTRUCTIONS, OR WILL VOTE IT SHARES IN THE SAME PROPORTION AS THE VOTE OF ALL OTHER MEMBERS.

                                    PROPOSAL

         At the Meeting, Members will vote on five nominees to serve as Managers. The nominees include Lawrence Kudlow and Leon M. Pollack, each of whom is a Manager that is not an "interested person," as defined by the Investment Company Act of 1940, as amended (the "1940 Act"), of the Fund (an "Independent Manager") and has served as a Manager since the Company's inception. Another nominee, Michael S. Rome, has served as a Manager since the Company's inception and is an "interested person," as defined by the 1940 Act, of the Company. Messrs. Kudlow, Pollack, and Rome were elected by the Company's organizational member. The other nominees include Richard Reiss and John J. Burke. Mr. Reiss serves as an Independent Manager but was elected by the Board on February 27, 2002 to fill a vacancy on the Board. However, he has not been elected by the Members. Mr. Burke is not presently serving as a Manager and has not previously been elected by the Company's Members. The Board has determined that each of the present Managers and Mr. Burke stand for reelection at this time. This election will help assure continued compliance with the 1940 Act provisions regarding the

__________________________
(1) The investment percentage of each Member was most recently established on November 30, 2003 and was determined by dividing the balance of the Member's capital account as of such date, by the sum of the balances of capital accounts of all Members as of that date. The sum of the investment percentages of all Members equals 100%. This means that, if a Member's investment percentage is 1.1%, such Member will have the right to vote the equivalent of 1.1 vote out of a total of 100 votes entitled to be voted by all Members.

election of Managers and should help reduce the need for a meeting of Members in the foreseeable future for that purpose.

         Mr. Rome presently serves as the "Principal Manager" of the Company. As Principal Manager, Mr. Rome presides over meetings of the Board and serves as an executive officer of the Company. He is deemed an "interested" Manager because he is an officer of the Company and an officer and employee of the Adviser and certain of its affiliates.

         The Board has called this Meeting to elect Mr. Burke because the 1940 Act permits a Board to fill a vacancy without an election by Members only under circumstances where at least two-thirds of the Board (after the vacancy is filled) was already elected by Members. If Mr. Burke was added without an election by Members, only three out of five Managers (less than two-thirds) would have been elected by Members. Accordingly, the Board has nominated him for election at this Meeting.

         At the time Mr. Reiss was appointed to the Board, more than two-thirds (three out of four, after the vacancy was filled) of the Managers were elected by the organizational Member of the Company (the "Organizational Member"). (Mr. Reiss was the only Manager not elected by the Initial Member.) Therefore, his election by Members was not required at that time. However, the 1940 Act requires that Managers who have not been elected by Members stand for election at the next meeting of Members called to elect Managers.

         The persons named as proxies on the accompanying proxy card intend, in the absence of contrary instructions, to vote all proxies they are entitled to vote in favor of the election of Mr. Burke, Mr. Kudlow, Mr. Pollack, Mr. Reiss, and Mr. Rome to serve as Managers. All individuals have consented to stand for election and to serve if elected. If elected, each nominee will serve for a term of indefinite duration until his successor is elected and qualified, or his earlier death, resignation or removal, or until declared bankrupt or incompetent by a court of appropriate jurisdiction. If any individual should be unable to serve, an event that is not now anticipated, the persons named as proxies will vote for such replacement nominee as may be designated by the presently serving Managers.

         Information regarding the nominees, including brief biographical information, is set forth below.


---------------------------------------------------------------------------------------------------------------------
NAME, ADDRESS* AND AGE      POSITION(S)    PRINCIPAL OCCUPATIONS DURING THE PAST   NUMBER OF    OTHER DIRECTORSHIPS
                            HELD WITH      5 YEARS                                 PORTFOLIOS   HELD BY MANAGER
                            COMPANY                                                IN FUND
                                                                                   COMPLEX
                                                                                   OVERSEEN
                                                                                   BY MANAGER
---------------------------------------------------------------------------------------------------------------------

NOMINEE FOR INDEPENDENT MANAGER
---------------------------------------------------------------------------------------------------------------------
John J. Burke (74)          None           Jack Burke is a lawyer and private           1       Pacific Steel and
                                           investor.  He also currently serves                  Recylcing, Sletten
                                           as Director, Pacific Steel and                       Construction Company,
                                           Recycling and Sletten Construction                   The Lazard Funds,
                                           Company; Trustee Emeritus of The                     Inc. and Lazard
                                           University of Montana Foundation; and                Retirement
                                           as  Director of The Lazard Funds,                    Series, Inc.
                                           Inc. and Lazard Retirement Series,
                                           Inc., two open-end investment
                                           companies for which Lazard Asset
                                           Management LLC serves as investment
                                           manager.  Mr. Burke formerly served
                                           as Vice Chairman and Director,
                                           Montana Power Company.
---------------------------------------------------------------------------------------------------------------------


         The identity of the present Managers (other than Mr. Burke) and officers of the Company and brief biographical information regarding each Manager and officer during the past five years is set forth below. Each Manager, except for Mr. Rome, is an Independent Manager. Each Manager and officer of the Company was appointed on July 21, 2001, except for Mr. Reiss, who was appointed as a Manager on February 27, 2002. Managers each serve an indefinite term of office and officers of the Company are elected annually by the Board of Managers.


---------------------------------------------------------------------------------------------------------------------
NAME, ADDRESS* AND AGE      POSITION(S)    PRINCIPAL OCCUPATIONS DURING THE PAST   NUMBER OF    OTHER DIRECTORSHIPS
                            HELD WITH      5 YEARS                                 PORTFOLIOS   HELD BY MANAGER
                            COMPANY                                                IN FUND
                                                                                   COMPLEX
                                                                                   OVERSEEN
                                                                                   BY MANAGER
---------------------------------------------------------------------------------------------------------------------

INTERESTED MANAGER
---------------------------------------------------------------------------------------------------------------------
Michael S. Rome             Principal      Managing Director, Lazard                    1       None
( 45 )                      Manager        Alternatives, LLC (2001); Managing
                                           Director, Lazard, LLC (1991);
                                           President and Director, Lazard
                                           Diversified Strategies Fund, PLC.
                                           (2001); Lazard Emerging Managers
                                           Fund, PLC. (2001); Lazard Global
                                           Opportunities, Ltd. (1995), Lazard
                                           European Opportunities, Ltd. (1998),
                                           and Lazard European Technology
                                           Opportunities, Ltd. (2000).
---------------------------------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------------------
NAME, ADDRESS* AND AGE      POSITION(S)    PRINCIPAL OCCUPATIONS DURING THE PAST   NUMBER OF    OTHER DIRECTORSHIPS
                            HELD WITH      5 YEARS                                 PORTFOLIOS   HELD BY MANAGER
                            COMPANY                                                IN FUND
                                                                                   COMPLEX
                                                                                   OVERSEEN
                                                                                   BY MANAGER
---------------------------------------------------------------------------------------------------------------------

INDEPENDENT MANAGERS
---------------------------------------------------------------------------------------------------------------------
Lawrence Kudlow (56)        Manager        CEO, Kudlow & Co., LLC (2001); Senior        1       None
                                           Managing Director and Chief
                                           Economist, ING Barings (2000-2001);
                                           Managing Director and Chief
                                           Economist, Schroder & Co.
                                           (1999-2000); Senior Vice President
                                           and Chief Economist, American Skandia
                                           (1996-1999).
---------------------------------------------------------------------------------------------------------------------
Richard Reiss (59)          Manager        Chairman, Georgica Advisors, LLC             1       The Lazard Funds,
                                                                                                Inc. and Lazard
                                                                                                Retirement Series,
                                                                                                Inc.
---------------------------------------------------------------------------------------------------------------------
Leon M. Pollack (62)        Manager        Managing Director, Donaldson, Lufkin         1       None
                                           & Jenrette (1988-2001).
---------------------------------------------------------------------------------------------------------------------

OFFICERS
---------------------------------------------------------------------------------------------------------------------
Nathan A. Paul (30)         Secretary      Director and General Counsel,  Lazard       N/A              N/A
                                           Asset Management (2000); Vice
                                           President, Lazard Emerging Managers
                                           Fund, PLC. (2001); Associate, Schulte
                                           Roth & Zabel LLP (1997-2000).
---------------------------------------------------------------------------------------------------------------------
Jagatnarine Churaman (31)   Chief          Lazard Asset Management (2001); Bank        N/A              N/A
                            Financial      of Bermuda (2000-2001); Alliance
                            Officer        Capital (1998-2000)
---------------------------------------------------------------------------------------------------------------------


* Unless otherwise indicated, the address is c/o Lazard Asset Management LLC, 59th Floor, 30 Rockefeller Plaza, New York, New York 10112-6300.


         BOARD MEETINGS AND COMMITTEES.

         The Board currently has an Audit Committee and a Nominating Committee. The Board has adopted a written charter for the Audit Committee, a copy of which is attached to this Proxy Statement as Exhibit A.

         The current members of the Audit Committee are Messrs. Kudlow, Pollack and Reiss, constituting all of the Managers who are Independent Managers.

         The principal functions of the Company's Audit Committee are:

    o to oversee the Company's accounting and financial reporting policies and practices, its internal controls and, as the Audit Committee may deem necessary or appropriate, the internal controls of certain service providers;

    o to oversee the quality and objectivity of the Company's financial statements and the independent accountants review the scope and anticipated costs of audits; and

    o to the extent there are Managers who are not members of the Committee, to act as a liaison between the Company's independent accountants and the Board of Managers.

         The Nominating Committee, the principal purpose of which is to recommend and select nominees for election as Managers, is currently comprised of Messrs. Kudlow, Pollack, and Reiss, constituting all of the Independent Managers. The Nominating Committee was established effective as of February 27, 2002. There were no meetings of the Nominating Committee during the Company's fiscal year ended March 31, 2003. The Nominating Committee will consider nominees recommended by Members in a written request addressed to the attention of the Nominating Committee in care of the Company which includes biographical data and sets forth the qualifications of the proposed nominee.

         There were two meetings of the Audit Committee held during the Company's fiscal year ended March 31, 2003. Messrs. Reiss and Pollack attended each of those meetings, and Mr. Kudlow attended one of them. There were four regular meetings of the Board held during the Company's fiscal year ended March 31, 2003. Messrs. Reiss, Pollack and Rome attended each of those meetings, and Mr. Kudlow attended three of them.

         MANAGER COMPENSATION.

         The following table shows compensation expected to be paid to the Independent Managers for the Company's fiscal year ending March 31, 2004 by the Company and from all investment companies for which the Adviser or an affiliated person of the Adviser serves as investment adviser.




                                                            (3)                                                (5)
                                   (2)                   PENSION OR                  (4)               TOTAL COMPENSATION
          (1)                   AGGREGATE            RETIREMENT BENEFITS       ESTIMATED ANNUAL         FROM COMPANY AND
    NAME OF PERSON,          COMPENSATION FROM        ACCRUED AS PART OF        BENEFITS UPON         FUND COMPLEX PAID TO
      POSITION                    COMPANY*             COMPANY EXPENSES           RETIREMENT                MANAGERS
------------------------  -----------------------  -----------------------  ----------------------  -------------------------
John J. Burke                    $3,500                      0                       0                     $3,500**

Lawrence Kudlow, Manager        $12,000                      0                       0                    $12,000**

Leon M. Pollack, Manager        $16,000                      0                       0                    $16,000**



                                                            (3)                                                (5)
                                   (2)                   PENSION OR                  (4)               TOTAL COMPENSATION
          (1)                   AGGREGATE            RETIREMENT BENEFITS       ESTIMATED ANNUAL         FROM COMPANY AND
    NAME OF PERSON,          COMPENSATION FROM        ACCRUED AS PART OF        BENEFITS UPON         FUND COMPLEX PAID TO
      POSITION                    COMPANY*             COMPANY EXPENSES           RETIREMENT                MANAGERS
------------------------  -----------------------  -----------------------  ----------------------  -------------------------
Richard Reiss, Manager          $16,000                      0                       0                    $16,000**

Michael S. Rome,                     $0                      0                       0                        0
Principal Manager


*Estimated for the fiscal year ending March 31, 2004 assuming a full year of compensation, excluding out-of-pocket reimbursements.

**Represents the number of separate portfolios comprising the investment companies in the Company complex, including the Company, for which the Manager serves.


         Currently, the Independent Managers are each paid an annual retainer of $6,000 and per meeting fees of $2,000 by the Company, and are reimbursed by the Company for their reasonable out-of-pocket expenses. The Managers do not receive any pension or retirement benefits from the Company. The Board does not have a compensation committee.

         MANAGER EQUITY OWNERSHIP.

         The following table sets forth, as of [November 30, 2003], with respect to each Manager, certain information regarding the beneficial ownership of equity securities of the Company and of all registered investment companies overseen by the Manager within the same family of investment companies as the Company.



(1)                                           (2)                      (3)
NAME OF MANAGER OR NOMINEE                    DOLLAR RANGE OF EQUITY   AGGREGATE  DOLLAR  RANGE OF EQUITY  SECURITIES
                                              SECURITIES               OF ALL COMPANYS  OVERSEEN OR TO BE OVERSEEN BY
                                              OF THE COMPANY           MANAGER  OR  NOMINEE  IN FAMILY OF  INVESTMENT
                                                                       COMPANIES
--------------------------------------------  -----------------------  -----------------------------------------------

John J. Burke                                 None                     None

Lawrence Kudlow, Manager                      None                     None

Leon M. Pollack, Manager                      Over $100,000            Over $100,000

Richard Reiss, Manager                        None                     None

Michael S. Rome, Principal Manager            Over $100,000            Over $100,000


         As of December 31, 2002, the Independent Managers, and the immediate family members of the Independent Managers, did not beneficially own or own of record securities in the Adviser or any persons (other than registered investment companies) directly or indirectly controlling, controlled by or under common control with the Adviser.

         SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE.

         Section 16(a) of the Exchange Act of 1934, as amended (the "1934 Act"), and Section 30(h) of the 1940 Act, taken together, require that the Managers, officers of the Company, beneficial owners of more than 10% of the equity securities of the Fund, the Adviser, and directors and officers of the Adviser (collectively, "Reporting Persons") file with the Securities and Exchange Commission (the "SEC") reports of their beneficial ownership and changes in their beneficial ownership of the Company's securities. The Company believes that certain of the Reporting Persons who were reporting persons during the fiscal year ended March 31, 2003, did not file the required reports timely, but are in the process of filing them.

                               VOTING INFORMATION

         REVOCATION OF PROXIES AND ABSTENTIONS.

         A Member giving a proxy may revoke it at any time before it is exercised by: (i) submitting to the Company a written notice of revocation; (ii) submitting to the Company a subsequently executed proxy; (iii) attending the Meeting and voting in person; or (iv) notifying the Company of the revocation by a toll-free telephone call to the number shown on the proxy card.

         Abstentions and "broker non-votes" (I.E., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote as to a particular matter with respect to which the brokers or nominees do not have discretionary power to vote) will not be counted for or against (I.E., withheld) any proposal to which they relate, but will be counted for purposes of determining whether a quorum is present at the Meeting and will be counted as votes present at the Meeting. Unmarked proxy cards will be voted to elect both nominees. Because Managers will be elected by a plurality of the votes cast in person or by proxy, abstentions will not affect the outcome of voting on the proposal.

         QUORUM REQUIREMENTS.

         A quorum of Members is necessary to hold a valid meeting. If Members holding interests representing a majority of the total number of votes eligible to be cast by all Members as of the Record Date are present in person or by proxy at the Meeting, a quorum will exist.

         ADJOURNMENTS.

         In the absence of a quorum, the Meeting may be adjourned, without additional notice to the Members, by action of a majority of the Members present in person or by proxy. Adjournments may also be sought if a quorum is present, but sufficient votes to approve any proposal have not been obtained. If any adjournment is proposed, the duly appointed proxies will vote all interests that they are entitled to vote in favor of adjournment. At any such adjourned Meeting at which a quorum is present, any business may be transacted which might have been transacted at the Meeting originally called.

         OTHER MATTERS AND ADDITIONAL INFORMATION

         OTHER BUSINESS AT THE MEETING.

         The Board does not intend to bring any matters before the Meeting other than as stated in this Proxy Statement, and is not aware that any other matters will be presented for action at the Meeting. If any other matters come before the Meeting, it is the intention of the persons named as proxies to vote on such matters in accordance with their best judgment, unless specific restrictions have been given.

         FUTURE MEMBER PROPOSALS.

         Pursuant to rules adopted by the SEC under the 1934 Act, Members may request inclusion in the Company's proxy statement for meetings of Members certain proposals for action which they intend to introduce at such meeting. Any Member proposals must be presented within a reasonable time before the proxy materials for the next meeting are sent to Members. The submission of a proposal does not guarantee its inclusion in the proxy statement and is subject to limitations under the 1934 Act. Because the Company does not hold regular meetings of Members, no anticipated date for the next meeting can be provided. Any Member wishing to present a proposal for inclusion in the proxy materials for the next meeting of the Members should submit such proposal to the Company in care of Lazard Alternatives, LLC at 30 Rockefeller Plaza, 58th Floor, New York, NY 10112.

         APPRAISAL RIGHTS.

         As a Member, you will not have appraisal rights in connection with the proposal described in this Proxy Statement.

         RESULTS OF VOTING.

         Members will be informed of the voting results of the Meeting in the Company's next annual report, which will be sent to Members on or before May 31, 2004.

MEMBERS ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES.


                                        By Order of the Board of Managers


                                        /s/ Michael S. Rome
                                        ----------------------------
                                        Michael S. Rome
                                        Principal Manager

                                        Dated: December 29, 2003

                                    EXHIBIT A

                   LAZARD ALTERNATIVE STRATEGIES FUND, L.L.C.

                                 (the "Company")

                             AUDIT COMMITTEE CHARTER

I. The Audit Committee (the "Committee") shall be composed entirely of the members of the Board of Managers of the Company (the "Managers") who are not "interested persons" of the Company (as defined by the Investment Company Act of 1940, as amended) (the "Independent Managers").

II.   The purposes of the Committee are:

      A. to oversee the Company's accounting and financial reporting policies and practices, its internal controls and, as the Committee may deem necessary or appropriate, the internal controls of certain service providers;

      B. to oversee the quality and objectivity of the Company's financial statements and the independent audit thereof; and

      C. to the extent there are Managers who are not members of the Committee, to act as a liaison between the Company's independent auditors and the Board of Managers.

         The function of the Committee is oversight; it is the responsibility of Lazard Alternatives, LLC ("Lazard Alternatives"), to maintain appropriate systems for accounting and internal control, and the auditor's responsibility to plan and carry out a proper audit.

III. To carry out its purposes, the Committee shall have the following duties and powers:

      A. to recommend the selection, retention or termination of auditors and, in connection therewith, to evaluate the independence of the auditors, including whether the auditors provide any consulting services to Lazard Alternatives or its affiliated companies, and to receive the auditors' specific representations as to their independence;

      B. to meet with the Company's independent auditors, including private meetings, as necessary (i) to review the arrangements for and scope of the annual audit and any special audits; (ii) to discuss any maters of concern relating to the Company's financial statements, including any adjustments to such statements recommended by the auditors, or other results of said audit(s);
(iii) to consider the auditors' comments with respect to the Company's financial policies, procedures and internal accounting controls and management's responses thereto; and (iv) to review the form of opinion the auditors propose to render to the Managers and the members of the Company;

      C. to consider the effect on the Company of any changes in accounting principles or practices proposed by Lazard Alternatives or the auditors;

      D. to review the fees charged by the auditors for audit and non-audit services;

      E. to investigate improprieties or suspected improprieties in Company operations; and

      F. to the extent there are Managers who are not members of the Committee, to report its activities to the Board of Managers on a regular basis and to make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate.

IV. The Committee shall meet on a regular basis and is empowered to hold special meetings as circumstances require.

V. The Committee shall regularly meet with the senior personnel of Lazard Alternatives and any other organization that provides accounting services to the Company and with internal auditors, if any, for the Lazard Alternatives.

VI. The Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain special counsel and other experts or consultants at the expense of the Company.

VII. The Committee shall review this Charter at least annually and recommend for adoption by the Managers any changes that the Committee believes to be necessary or appropriate.

VIII. This Charter is effective as of July 26, 2001.

                                  FORM OF PROXY

                   LAZARD ALTERNATIVE STRATEGIES FUND, L.L.C.

                      THIS PROXY IS SOLICITED ON BEHALF OF
                              THE BOARD OF MANAGERS

                               MEETING OF MEMBERS
                                JANUARY 28, 2004

This proxy is solicited on behalf of the Board of Managers of Lazard Alternative Strategies Fund, L.L.C. (the "Company") for the Meeting of Members (the "Meeting") and relates to the proposal with respect to the Fund.

The undersigned hereby appoints Nathan A. Paul and Brian D. Simon and each of them, proxies for the undersigned, with full power of substitution and revocation to represent the undersigned and to vote on behalf of the undersigned all interests in the Fund ("Interests") which the undersigned is entitled to vote at the Meeting to be held at 9:00 a.m. (Eastern time), on Wednesday, January 28, 2004, at the offices of Lazard Asset Management LLC, 30 Rockefeller Plaza, 58th Floor, New York, NY 10112, and any adjournment thereof.

YOUR VOTE IS IMPORTANT. THE INTERESTS REPRESENTED BY THIS PROXY WILL BE VOTED AS INSTRUCTED. UNLESS INDICATED TO THE CONTRARY, THIS PROXY SHALL BE DEEMED TO GRANT AUTHORITY TO VOTE "FOR" ALL NOMINEES, WITH DISCRETIONARY AUTHORITY TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF. THE UNDERSIGNED HEREBY REVOKES ANY PROXY PREVIOUSLY GIVEN.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS
      THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED
             LAZARD ALTERNATIVE STRATEGIES FUND, L.L.C.

Your vote is important. You may receive additional proxies in respect of other interests in the Company that you hold. These are not duplicates; you should sign and return each Proxy Card in order for your votes to be counted.

Unless otherwise specified in the squares provided, the undersigned's vote will be cast FOR the nominees below.

The Board of Managers (the "Board") of Lazard Alternative Strategies Fund, L.L.C. recommends that you vote FOR the nominees set forth below.

1. To elect five nominees to serve as Managers of the Fund:

                                            FOR               WITHHOLD

         a. John J. Burke                   [ ]                  [ ]

         b. Lawrence Kudlow                 [ ]                  [ ]

         c. Leon M. Pollack                 [ ]                  [ ]

         d. Richard Reiss                   [ ]                  [ ]

         e. Michael S. Rome                 [ ]                  [ ]

         Please sign exactly as name(s) appears above. If interests are held in the name of joint owners, each should sign. Attorneys-in-fact, executors, administrators, trustees, guardians etc. should so indicate. If member is a corporation or partnership, please sign in full corporate or partnership name by authorized person.

The undersigned hereby acknowledges receipt of the notice of meeting of members and the proxy statement, dated DECEMBER 29, 2003.

------------------------------------------------- ---------------


------------------------------------------------- ---------------
------------------------------------------------- ---------------
Signature (PLEASE SIGN WITHIN BOX)                Date
------------------------------------------------- ---------------

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------------------------------------------------- ---------------
------------------------------------------------- ---------------
Signature (Joint Owners)                          Date
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                                      B-2